EXHIBIT 10.123

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR QUALIFIED UNDER ANY STATE SECURITIES LAW IN RELIANCE UPON EXEMPTIONS THEREFROM. THE SECURITIES MAY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED TO BE SO TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION SHALL NOT VIOLATE ANY FEDERAL OR STATE SECURITIES LAWS.


                            STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT (the "Agreement") is dated July 26, 2005 between the purchaser identified on the signature page hereto and any assignee of such person (the "Purchaser"), and HiEnergy Technologies, Inc., a Delaware corporation (the "Company").

1. Purchase and Sale. Purchaser agrees to buy and the Company agrees to sell and issue to Purchaser, for an aggregate purchase price of ___________________ ($_________) in cash (the "Purchase Price"): (a) ____________ shares of the
Company's authorized and previously unissued common stock at $0.45 per share, par value $0.001 per share (the "Common Stock"); and (b) a warrant (W-____) to purchase __________ [100% coverage] shares of the Company's authorized and previously unissued common stock, par value $0.001 per share, at a purchase price of $0.45 per share for a term ending five (5) years from the date of the Agreement (each a "Warrant" and collectively "Warrants"). The Shares, Warrants, and any shares of common stock issuable upon exercise of the Warrants, are herein collectively called the "Securities".

2. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

      (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

      (b) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The


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      execution  and  delivery  of  this   Agreement  by  the  Company  and  the
      consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Company, the undersigned is duly authorized to execute this Agreement on behalf of the Company, and no further action is required by the Company or its shareholders for the Company to execute and consummate this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, and assuming the valid execution hereof by the Purchaser, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

      (c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Company is a party or by which any material property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, decree or other restriction of any court, governmental authority or stock market to which the Company or the Common Stock is subject.

      (d) Issuance of the Securities. The Shares and the Warrants are duly authorized and, when issued and paid for in accordance with the terms hereof, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances (other than any that are the result of any action or inaction of the Purchaser). The shares issuable upon exercise of the Warrants, when paid for in accordance with the terms of each Warrant, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances (other than any that are the result of any action or inaction of the Purchaser).

      (f) Disclosure. Neither the Company nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or may, in the Company's opinion, constitute material non-public information.

      (g) Capitalization. The authorized capital stock of the Company is comprised of 100,000,000 shares of Common Stock, par value $.001 per share, and 20,000,000 shares of Preferred Stock, par value $.001. As of April 30, 2005, there were 46,129,327 shares of Common Stock and no shares


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      of Preferred  Stock  outstanding.  The Company has a sufficient  amount of authorized and unissued shares of Common Stock to reserve for issuance, under this Agreement and the Warrants, the maximum number of shares issuable thereunder initially.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

      (a) Validity. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Company, this Agreement shall constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      (b) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not (i) conflict with or violate any provision of the Purchaser's or Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Purchaser is a party or by which any material property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any order, judgment or decree of any court to which the Purchaser is subject.

      (c) Investment Representations.

            (i) The Purchaser is capable of bearing the economic risks of this investment, including the possible loss of the entire investment;

            (ii) The Securities are being acquired for investment only and for the Purchaser's own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any of the Securities;

            (iii) The Purchaser understands that the Securities have not been qualified under the Delaware Securities Act, as amended, (the "Law") or any other applicable state securities laws and that the Securities have not been registered under the Securities Act of 1933, as amended, (the "Act"), and are being offered and sold pursuant to exemptions thereunder, and that in this connection the Company is relying on the Purchaser's representations set forth in this Stock Purchase Agreement;


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            (iv) The Purchaser  understands  and agrees that the  Securities may not be offered or transferred in any manner unless (i) the Securities are subsequently registered under the Act and any applicable state securities laws, or (ii) an opinion of counsel satisfactory to the Company has been rendered stating that such offer or transfer will not violate any applicable federal or state securities laws;

            (v) The Purchaser understands and agrees that in addition to any other restrictive legend which may be imposed on the certificates, the certificates evidencing said Securities will bear substantially the following legend or a similar legend:

            THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO SEC RULE 144 (IF AVAILABLE) OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.

            (vi)  The  Purchaser  is  an  Accredited   Investor  as  defined  in
            Regulation D under the Act;

            (vii) By executing this Stock Purchase Agreement, the Purchaser hereby acknowledges receipt of all such information as the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the merits and risks in acquiring the Securities. The Purchaser acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company's financial status, in response to all inquiries in respect thereof. The Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of acquiring the Securities and the capacity of protecting its own interests in the transaction;

            (viii) The Purchaser has been furnished with the materials relating to the Company and the offering of the Securities which he has requested, and has been afforded the opportunity to make inquiries concerning the Company and such matters as the Purchaser has deemed necessary, and has further been afforded the opportunity to obtain any additional information required by the Purchaser to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

            (ix) The Purchaser has substantial means of providing for its current needs and contingencies and has no need for liquidity in this investment;


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            (x) The Purchaser has determined  that the Securities are a suitable investment for it and that it could bear a complete loss of its entire investment;

            (xi) The Purchaser has relied on its own tax and legal advisor and its own investment counselor with respect to the income tax and investment considerations of a purchase of the Securities;

            (xii) The Purchaser did not learn of the offering described herein through any general advertising or other literature, and it has relied only on the information furnished or made available to them by the Company described above;

            (xiii) No representations or warranties have been made to the Purchaser by the Company, its officers, directors or shareholders or any persons acting on behalf of the Company, or any affiliates of any of them, other than the representations set forth herein; and

            (xiv) The foregoing representations, warranties and agreements of the Purchaser shall survive the sale and issuance of the Securities to the Purchaser.

4. Payment. The Purchaser will wire funds equal to the Purchase Price to the Seller, whereupon the Seller shall notify its transfer agent within one (1) Trading Day thereafter to deliver the Shares to the Purchaser. On the day of closing (the "Closing Day"), the Company will deliver or cause to be delivered to the Purchaser Warrants and a duly executed stock certificate representing the number of Shares set forth herein.

5. Registration Rights. The Company shall use its best efforts to cause a Registration Statement on Form SB-2 that includes the Shares and the shares of Common Stock issuable upon conversion of the Warrants (the "Registration Statement"), and remains effective until all the Shares and the shares of Common Stock issuable upon conversion of the Warrants are or may be sold under Rule
144. If the Company has not filed a Registration Statement which includes the Shares and the shares of Common Stock issuable upon conversion of the Warrants within one hundred and eighty (180) days from the date of the Agreement, and the Holder continues to hold the Shares and the Warrants, the Company will pay a penalty representing a number of securities equal to two percent (2%) of the Securities originally purchased. Thereafter, the Holder shall be entitled to receive the same penalty on the last day for each calendar month (and pro-rata for each partial month) the Company has not caused the Shares to become registered. All of such penalty shares shall also be registered in the Registration Statement. In addition, no such payment is due to the extent such payment causes the total amount payable for failure to obtain an effective registration statement to exceed the amount permitted by law. It is the express intention of the parties that at all times they shall comply with all applicable laws, including usury laws. This Agreement shall automatically be modified to the extent necessary to achieve that purpose.

6. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the


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other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement, which shall be deemed fully valid and binding. The parties also agree to forward promptly their original signature on a copy of this Agreement to the other party.

7. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

8. Severability. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this agreement shall not be affected thereby, and any invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the full extent permitted by law.

9. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day,
(ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or
(iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Purchaser, addressed to such Purchaser at his last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, with a copy to the Purchaser's legal counsel, if designated by Purchaser, or with respect to the Issuer, addressed to:

                          HiEnergy Technologies, Inc.
                          1601B Alton Parkway
                          Irvine, California 92606
                          Attention: Corporate Secretary
                          Tel. No.: (949) 757-0855
                          Fax No.:  (949) 757-1477

Any party hereto may from time to time change its and its counsel's address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Stock  Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                              COMPANY:
                              HIENERGY TECHNOLOGIES, INC.


                              By:
                                 -----------------------------------------------
                                 Bogdan C. Maglich
                                 Chairman, Chief Executive Officer and Treasurer

                              PURCHASER:


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


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                                   ASSIGNMENT

The Purchaser may in the future assign the foregoing Agreement to an assignee of the Purchaser's choice. The Purchaser may use the following assignment form.

FOR VALUE RECEIVED, the above-signed Purchaser, _________________, pursuant to the provisions of the within Stock Purchase Agreement hereby assigns and transfers unto ________________________ the rights, titles and interests of Purchaser under the within Stock Purchase Agreement and all rights evidenced thereby and does irrevocably constitute and appoint ________________________, attorney, to transfer the Shares and Warrant W-____ on the books of the within named corporation.


Dated:           _____________________________________________________

Assignor Name:   _____________________________________________________

Signature:       _____________________________________________________

Address:         _____________________________________________________
                 _____________________________________________________
                 _____________________________________________________

Tax ID. No.:     _____________________________________________________

Assignee Name:   _____________________________________________________

Address:         _____________________________________________________
                 _____________________________________________________
                 _____________________________________________________

Tax ID. No.:     _____________________________________________________


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